UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 3, 2017
URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523 (Urban Edge Properties)	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01 (Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

At the closing of the offering described in Item 8.01 below, Urban Edge Properties LP (the “Operating Partnership”) will issue 6,250,000 common partnership units (the “Units”) to Urban Edge Properties (the “Company”) in exchange for the net proceeds received by the Company from such offering pursuant to the limited partnership agreement of the Operating Partnership. The Units will be issued for cash in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The information set forth in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 8.01 Other Events

On August 3, 2017, the Company entered into a Common Share Purchase Agreement (the “Purchase Agreement”) dated August 3, 2017, with Cohen & Steers Capital Management, Inc. acting for and on behalf of those funds and accounts for which it serves as investment manager (the “Purchaser”), pursuant to which the Company will issue and sell to the Purchaser 6,250,000 shares of the Company’s common stock at a purchase price of $24.80 per share (the “Shares”). The offering of the Shares will be made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-212951) (the “Registration Statement”), including a related prospectus dated August 5, 2016, as supplemented by a prospectus supplement dated August 3, 2017, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act. The Shares will be delivered against payment of the purchase price on or about August 9, 2017.
The above summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. A copy of the opinion of Venable LLP, Maryland counsel to the Company, relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1 and Exhibit 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

1.1
Common Share Purchase Agreement, dated as of August 3, 2017, by and between Urban Edge Properties and Cohen & Steers Capital Management, Inc., acting for and on behalf of those funds and accounts for which it serves as investment manager.

5.1	Opinion of Venable LLP as to validity of the shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 4, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

URBAN EDGE PROPERTIES LP
(Registrant)

	By:	Urban Edge Properties, General Partner

Date: August 4, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1
Common Share Purchase Agreement, dated as of August 3, 2017, by and between Urban Edge Properties and Cohen & Steers Capital Management, Inc., acting for and on behalf of those funds and accounts for which it serves as investment manager.

5.1	Opinion of Venable LLP as to validity of the shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).